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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 30, 2002

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


                Texas                      0-20750                74-2175590
     (State or other jurisdiction  (Commission file number)     (IRS employer
       of incorporation)                                     identification no.)


                         2550 North Loop West, Suite 600
                              Houston, Texas 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

         On August 30, 2002, Sterling Bancshares, Inc. (the "Company") completed the private placement of $20,000,000 aggregate liquidation amount of floating rate trust preferred securities (the "Capital Securities") through its newly formed Connecticut statutory trust, Sterling Bancshares Statutory Trust One (the "Trust"). The proceeds from the sale of the Capital Securities, together with proceeds from the sale by the Trust of its common securities to the Company, were invested in Floating Rate Junior Subordinated Deferrable Interest Debentures of the Company due 2032 (the "Junior Subordinated Debt"), which were issued pursuant to an Indenture, dated August 30, 2002, between the Company and State Street Bank and Trust Company of Connecticut, National Association, as trustee. Both the Capital Securities and the Junior Subordinated Debt have a floating rate, which resets quarterly, at a spread to the three-month LIBOR. Payments of distributions and other amounts due on the Capital Securities are irrevocably guaranteed by the Company, to the extent that the Trust has funds available for the payments of such distributions, pursuant to a Guarantee Agreement, dated August 30, 2002, between the Company and State Street Bank and Trust Company of Connecticut, National Association, as trustee. The Capital Securities and Junior Subordinated Debt have a maturity of thirty years and may be redeemed at the option of the Company beginning on August 30, 2007.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number   Description of Exhibit
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 4.1     Certificate of Trust of Sterling Bancshares Statutory Trust One.
 4.2     Amended and Restated Declaration of Trust of Sterling
         Bancshares Statutory Trust One dated August 30, 2002.
 4.3     Certificate of Floating Rate Capital Security.
 4.4     Indenture dated August 30, 2002.
 4.5     Junior Subordinated Deferrable Interest Debenture due August 30, 2032.
 4.6     Guarantee Agreement dated August 30, 2002.
99.1     Press Release dated September 3, 2002.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 12, 2002.               STERLING BANCSHARES, INC.


                                                 /s/ Eugene S. Putnam, Jr.
                                          By:___________________________________
                                                 Eugene S. Putnam, Jr.
                                                 Executive Vice President and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

 Exhibit
 Number     Description
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  4.1       Certificate of Trust of Sterling Bancshares Statutory Trust One.
  4.2       Amended and Restated Declaration of Trust of Sterling Bancshares
            Statutory Trust One dated August 30, 2002.
  4.3       Certificate of Floating Rate Capital Security.
  4.4       Indenture dated August 30, 2002.
  4.5       Junior Subordinated Deferrable Interest Debenture due August 30,
            2032.
  4.6       Guarantee Agreement dated August 30, 2002.
 99.1       Press Release dated September 3, 2002.

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